UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 3, 2012, Casella Waste Systems, Inc. (the “Company”) announced its financial results for the quarter ended October 31, 2012. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2012, the Company and Paul A. Larkin, President and Chief Operating Officer of the Company, mutually agreed to end Mr. Larkin’s service with the Company, effective November 30, 2012.

On December 3, 2012, the Company announced that Edwin D. Johnson, age 56, has been appointed President and Chief Operating Officer of the Company, effective December 6, 2012. Mr. Johnson has served as the Company’s Senior Vice President and Chief Financial Officer since July 2010. From March 2007 to July 2010, Mr. Johnson served as Executive Vice President, Chief Financial Officer and Chief Accounting Officer of Waste Services, Inc., an integrated solid waste services company.

Also on December 3, 2012, the Company announced that Ned Coletta, age 37, has been appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective December 6, 2012. Mr. Coletta has served as the Company’s Vice President of Finance and Investor Relations since January 2011 and Director of Finance and Investor Relations from December 2004 to December 2010.

Item 8.01.	Other Events.

On December 3, 2012, the Company issued a press release announcing the closing of the sale of the Maine Energy facility. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 3, 2012 (which relates to Item 2.02 and shall be deemed to be furnished and not filed).

99.2	Press Release dated December 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: December 3, 2012	By:	/s/ Edwin D. Johnson
Edwin D. Johnson Senior Vice President and Chief Financial Officer

Exhibit Index

99.1 – Press Release of Casella Waste Systems, Inc. dated December 3, 2012

99.2 – Press Release of Casella Waste Systems, Inc. dated December 3, 2012